Exhibit 5.1

300 Convent Street Suite 2700 San Antonio, TX 78205	210.277.6800 OFFICE 210.277.6810 FAX winstead.com

June 30, 2016
Abraxas Petroleum Corporation
18803 Meisner Drive
San Antonio, TX 78258
Re: Abraxas Petroleum Corporation Registration Statement on Form S-3
Ladies and Gentlemen:
We have acted as counsel to Abraxas Petroleum Corporation, a Nevada corporation (the “Company”), in connection with the preparation and filing by the Company and certain of the Company’s subsidiaries (the “Subsidiary Guarantors” or the “Co-Registrants”) of a Registration Statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).  The Registration Statement relates to the issuance and sale from time to time, pursuant to Rule 415 under the Securities Act, of up to $200,000,000 aggregate gross proceeds of the following securities: (i) debt securities of the Company, in one or more series, which may be either secured or unsecured senior debt securities (the “Senior Debt Securities”) or secured or unsecured subordinated debt securities (the “Subordinated Debt Securities”), which may be, as to the Company’s obligations thereunder, fully and unconditionally guaranteed by one or more of the Subsidiary Guarantors (the “Guarantees,” and, together with the Senior Debt Securities and the Subordinated Debt Securities, the “Debt Securities”), (ii) shares of common stock of the Company, par value $.01 per share (the “Common Stock”), (iii) shares of preferred stock of the Company, par value $.01 per share (the “Preferred Stock”), in one or more series, (iv) depositary shares of the Company representing fractional interests in Preferred Stock of any series which may be evidenced by depositary receipts (the “Depositary Shares”) (v) warrants (the “Warrants”) to purchase the Debt Securities, the Common Stock, the Preferred Stock or other securities of the Company included in the Registration Statement, (vi) the Debt Securities, the Common Stock, the Preferred Stock or other securities of the Company included in the Registration Statement that may be issued upon exercise of the Warrants, (vii) subscription rights (“Subscription Rights”) to purchase Debt Securities, Common Stock or other securities of the Company included in the Registration Statement, (viii) the Debt Securities, Common Stock, the Preferred Stock or other securities of the Company included in the Registration Statement that may be issued upon exercise of the Subscription Rights; (ix) units (“Units”) consisting of Debt Securities, Common Stock, Preferred Stock, Warrants or any combination of the foregoing and (x) such indeterminate amount of the Offered Securities (as defined below) as may be issued in exchange for or upon conversion or exchange of, or pursuant to anti-dilution adjustments with respect to, as the case may be, the Offered Securities.  The Debt Securities, the Common Stock, the Preferred Stock, the Depositary Shares, the Warrants, the Subscription Rights and the Units are hereinafter referred to collectively as the “Offered Securities.”
The Offered Securities will be sold or delivered from time to time as set forth in the Registration Statement, any amendments thereto, the prospectus included in the Registration Statement (the “Prospectus”) and supplements to the Prospectus (the “Prospectus Supplements”).  The Senior Debt Securities will be issued under an Indenture to be entered into between the Company and a U.S. banking institution, as trustee (the “Senior Indenture”), and qualified under the Trust Indenture Act of 1939, as amended (the “TIA”).  The Subordinated Debt Securities will be issued under an Indenture to be entered into between the Company and a U.S. banking institution, as trustee (the “Subordinated Indenture”) and qualified under the TIA.  Forms of the Senior Indenture and the Subordinated Indenture (the “Indentures”) are included as exhibits to the Registration Statement.  The Guarantees will be issued pursuant to a supplemental Indenture or notation of guarantee to the Indentures, the form of which Guarantees will be filed as an exhibit to the Registration Statement or in a Current Report on Form 8-K and incorporated by reference in the Registration Statement when the Guarantees are issued.

June 30, 2016

The Depositary Shares will be issued pursuant to a Deposit Agreement (the “Deposit Agreement”) between the Company and a depositary, the form of which will be filed as an exhibit to the Registration Statement or in a Current Report on Form 8-K and incorporated by reference in the Registration Statement when the Depositary Shares are issued.
The Warrants will be issued pursuant to Warrant Agreements to be entered into by the Company and a bank or trust company as Warrant Agent (each a “Warrant Agreement”), the form of which will be filed as an exhibit to the Registration Statement or in a Current Report on Form 8-K and incorporated by reference in the Registration Statement when the Warrants are issued.
The Subscription Rights will be issued pursuant to Subscription Rights Agreements to be entered into by the Company and a rights agent, the form of which will be filed as an exhibit to the Registration Statement or in a Current Report on Form 8-K and incorporated by reference in the Registration Statement when the Subscription Rights are issued.
The Units will be issued pursuant to purchase or similar agreements to be entered into by the Company and the parties thereto, the form of which will be filed as an exhibit to the Registration Statement or in a Current Report on Form 8-K and incorporated by reference in the Registration Statement when the Units are issued.
In connection with this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of the organizational and governing documents of the Company and the Subsidiary Guarantors, each as amended to the date hereof, the Registration Statement (including the Exhibits thereto), the forms of Indentures included as exhibits to the Registration Statement, the records of corporate proceedings that have occurred prior to the date hereof with respect to the Registration Statement, such agreements, certificates of public officials, certificates of officers or other representatives of the Company and the Subsidiary Guarantors and others and such other documents, certificates and records as we have deemed necessary as a basis for the opinions set forth below. We have also reviewed such questions of law as we have deemed necessary or appropriate. As to matters of fact relevant to the opinions expressed herein, and as to factual matters arising in connection with our examination of corporate documents, records and other documents and writings, we relied upon certificates and other communications of corporate officers of the Company, without further investigation as to the facts set forth therein.
In our examination, we have assumed all information contained in all documents reviewed by us is true and correct, the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of the originals of the documents submitted to us, the conformity to the authentic original of any documents submitted to us as copies, the authenticity of the originals of such latter documents and that the Registration Statement and any amendments thereto (including all necessary post-effective amendments) will have become effective and comply with all applicable laws.  We also have assumed that a definitive purchase, underwriting or similar agreement with respect to any Offered Securities will have been duly authorized, validly executed and delivered by the Company, the Subsidiary Guarantors and the other parties thereto.  As to any facts material to the opinions expressed herein which were not independently established or verified by us, we have relied upon oral or written statements and representations of officers and other representatives of the Company, the Subsidiary Guarantors and others.
Based upon the foregoing and subject to the assumptions, qualifications, exceptions and limitations set forth herein, we are of the opinion that:
1.With respect to the Debt Securities being registered under the Registration Statement (including any Debt Securities duly issued: (a) upon the exercise of any duly issued Warrants exercisable for Debt Securities or (b) as a component of a Unit), when (i) the Company and the Subsidiary Guarantors have taken all necessary corporate or other action to approve the issuance and terms of the Debt Securities, the related Guarantees (if applicable), the terms of the offering thereof and related matters, (ii) the terms of such Debt Securities, and, if applicable, the related Guarantees, and of their issuance and sale have been duly established in conformity with the applicable Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company or the Subsidiary Guarantors and so as to comply with any requirements or restrictions imposed by any court or governmental body having jurisdiction over the Company or the Subsidiary Guarantors, (iii) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act,

June 30, 2016

(iv) the Indenture or Indentures, as the case may be, and, if applicable, the related Guarantees, have been duly executed and delivered by the parties thereto and duly qualified under the TIA, as amended, and (v) the Debt Securities (which may include related Guarantees) have been duly executed and authenticated in accordance with the terms of the Indentures and delivered by the Company upon purchase thereof and payment in full therefor as contemplated by the Prospectus contained in the Registration Statement and any Prospectus Supplements relating to the Debt Securities, the Debt Securities and, if applicable, the related Guarantees will constitute legal, valid and binding obligations of the Company and the Subsidiary Guarantors.
2.With respect to the Common Stock being registered under the Registration Statement (including any Common Stock duly issued: (a) upon the exchange or conversion of any shares of Preferred Stock that are exchangeable or convertible into Common Stock, (b) upon the exercise of any duly issued Warrants exercisable for Common Stock, (c) upon the exchange or conversion of Debt Securities which are exchangeable or convertible into Common Stock, (d) pursuant to a Subscription Right or (e) as a component of a Unit), when (i) the Board of Directors of the Company has taken all necessary corporate action to approve the issuance and terms of the Common Stock, the terms of the offering thereof and related matters, (ii) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act, (iii) certificates representing the shares of Common Stock have been duly executed, countersigned, registered, and delivered (or non-certificated shares of Common Stock shall have been properly issued) and (iv) the Common Stock has been delivered by the Company upon purchase thereof and payment in full therefor (not less than the par value of the Common Stock) as contemplated by the Prospectus contained in the Registration Statement and any Prospectus Supplements relating to the Common Stock, the Common Stock will be validly issued, fully paid and non-assessable.
3.With respect to the Preferred Stock being registered under the Registration Statement (including any Preferred Stock duly issued: (a) upon the exchange or conversion of shares of Preferred Stock that are exchangeable or convertible into another series of Preferred Stock, (b) upon the exercise of any duly issued Warrants exercisable for Preferred Stock, (c) upon the exchange or conversion of Depositary Shares or Debt Securities which are exchangeable or convertible into Preferred Stock, (d) pursuant to a Subscription Right or (e) as a component of a Unit), when (i) the Board of Directors of the Company has taken all necessary corporate action to approve the issuance and terms of the Preferred Stock, the terms of the offering thereof and related matters, including the adoption of a resolution establishing and designating the series and fixing and determining the preferences, limitations and relative rights thereof, (ii) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act, (iii) a certificate of designations relating to each series of the Preferred Stock in a form to be included as an exhibit to the Registration Statement or filed as an exhibit to a Current Report on Form 8-K and incorporated by reference in the Registration Statement has been duly filed with the Secretary of State of Nevada, (iv) certificates representing the shares of the series of Preferred Stock have been duly executed, countersigned, registered and delivered (or non-certificated shares of Preferred Stock shall have been properly issued) and (v) the Preferred Stock has been delivered by the Company upon purchase thereof and payment in full therefor (not less than the par value of the Preferred Stock) as contemplated by the Prospectus contained in the Registration Statement and any Prospectus Supplements relating to the Preferred Stock, the Preferred Stock will be validly issued, fully paid and non-assessable.
4.With respect to the Depositary Shares being registered under the Registration Statement (including any Depositary Shares duly issued: (a) upon the exercise of any duly issued Warrants exercisable for Depositary Shares or (b) as a component of a Unit) when (i) the Board of Directors of the Company has taken all necessary corporate action to approve the issuance and terms of the Depositary Shares, the terms of the offering thereof and related matters, including the adoption of a resolution establishing and designating the series and fixing and determining the preferences, limitations and relative rights of the Preferred Stock underlying the Depositary Shares, (ii) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act, (iii) a certificate of designations relating to each series of Preferred Stock underlying the Depository Shares in a form to be included as an exhibit to the Registration Statement or filed as an exhibit to a Current Report on Form 8-K and incorporated by reference in the Registration Statement has been duly filed with the Secretary of State of Nevada (iv) the Deposit Agreement relating to the Depositary Shares in a form to be included as an exhibit to the Registration Statement or filed as an exhibit to a Current Report on Form 8-K and incorporated by reference in the Registration Statement and the related depositary receipts have been duly authorized and validly executed and delivered by the Company and the depositary appointed by the Company, (v) the shares of Preferred Stock underlying the Depositary Shares have been

June 30, 2016

deposited with the depositary under the applicable Deposit Agreement, (vi) the depositary receipts representing the Depositary Shares have been duly executed, countersigned, registered and delivered in accordance with the appropriate Deposit Agreement approved by the Company and (vii) the Depositary Shares have been delivered by the Company upon purchase thereof and payment in full therefor as contemplated by the Prospectus contained in the Registration Statement and any Prospectus Supplements relating to the Depositary Shares, the Depositary Shares will be validly issued, fully paid and non-assessable.
5.With respect to the Warrants being registered under the Registration Statement (including any Warrants duly issued as a component of a Unit), when (i) the Board of Directors of the Company has taken all necessary corporate action to approve the issuance and terms of the Warrants and the Debt Securities, the Common Stock, the Preferred Stock or other securities to be issued upon exercise of the Warrants, the terms of the offering thereof and related matters, (ii) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Act, (iii) the Warrant Agreement relating to the Warrants in a form to be included as an exhibit to the Registration Statement or in a Current Report on Form 8-K and incorporated by reference in the Registration Statement has been duly authorized and validly executed and delivered by the Company and the Warrant Agent appointed by the Company and (iv) the Warrants or certificates representing the Warrants have been duly executed, countersigned, registered and delivered in the applicable form by the Company upon the purchase thereof and payment in full as contemplated by the Prospectus contained in the Registration Statement and any Prospectus Supplements relating to the Warrants, the Warrants will be validly issued, fully paid and non-assessable and the Warrants and the Warrant Agreement will constitute legal, valid and binding obligations of the Company.
6.With respect to the Subscription Rights being registered under the Registration Statement (including any Subscription Rights duly issued as a component of a Unit), when (i) the Board of Directors of the Company has taken all necessary corporate action to approve the issuance and terms of the Subscription Rights and the Debt Securities, the Common Stock, the Preferred Stock or other securities to be issued upon exercise of the Subscription Rights, the terms of the offering thereof and related matters, (ii) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act, (iii) the Subscription Rights Agreement relating to the Subscription Rights in a form to be included as an exhibit to the Registration Statement or in a Current Report on Form 8-K and incorporated by reference in the Registration Statement has been executed and delivered and (iv) the Subscription Rights have been duly authorized, executed, countersigned, issued, delivered and sold in the applicable form in accordance with the Subscription Rights Agreement and as contemplated by the Prospectus contained in the Registration Statement and any Prospectus Supplements relating to the Subscription Rights, the Subscription Rights and the Subscription Rights Agreement will constitute legal, valid and binding obligations of the Company.
7.With respect to the Units being registered under the Registration Statement , when (i) the Board of Directors of the Company has taken all necessary corporate action to approve the issuance and terms of the Units, the terms of the offering thereof and related matters, (ii) the Registration Statement, as finally amended (including all necessary post-effective amendments), has become effective under the Securities Act, (iii) the agreement relating to the Units (the “Units Agreement”) in a form to be included as an exhibit to the Registration Statement or in a Current Report on Form 8-K and incorporated by reference in the Registration Statement has been duly authorized, executed and delivered, (iv) the specific terms of the Units have been duly authorized and established in accordance with the Units Agreement and (v) the Units have been duly authorized, executed, countersigned, issued, delivered and sold in accordance with the Units Agreement and the applicable underwriting or other agreement against payment therefor and in the applicable form as contemplated by the Prospectus contained in the Registration Statement and any Prospectus Supplements relating to the Units, any Debt Securities, and if applicable, related Guarantees, and the Warrants comprising part of the Units will constitute legal, valid and binding obligations of the Company, by reason of the Offered Securities comprising the Units being valid and legally binding obligations of the Company, the Units and the Units Agreement will constitute legal, valid and legally binding obligations of the Company and/or validly issued, fully paid and non-assessable.

June 30, 2016

The opinions expressed above are limited by and subject to the following qualifications:
(a)We express no opinion other than as to the federal laws of the United States of America, the general corporation laws of the State of Nevada, the laws of the State of Texas and the State of New York, in each case as in effect on the date hereof. The reference and limitation to the “general corporate laws of the State of Nevada” includes the statutory provisions of Chapter 78 of the Nevada Revised Statutes and all applicable provisions of the Nevada Constitution and reported judicial decisions interpreting these laws.
(b)In rendering the opinions expressed herein, we have assumed that no action that has been taken by the Company or the Co-Registrants in connection with the matters described or referred to herein will be modified, rescinded or withdrawn after the date hereof. We have also assumed that (i) the effectiveness of the Registration Statement, and any amendments thereto (including post-effective amendments) shall not have been terminated or rescinded, (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing the Offered Securities offered thereby, (iii) all Offered Securities will have been issued and sold in compliance with applicable United States federal and state securities laws and in the manner specified in the Registration Statement and the applicable Prospectus Supplement to the Prospectus, (iv) a definitive underwriting or similar agreement with respect to any Offered Securities will have been duly authorized and validly executed and delivered by the Company and the other parties thereto, (v) the Indentures, and any supplemental Indenture relating to a particular series of Debt Securities, will be duly authorized, executed and delivered by the parties thereto in substantially the form reviewed by us, (vi) any securities issuable upon conversion, exchange or exercise of any Debt Securities, Preferred Stock, Depositary Shares, Warrants, Subscription Rights or Units being offered will have been duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange or exercise, and (vii) at the time of the issuance of the Offered Securities (A) each of the Company and the Co-Registrants validly exists and is duly qualified and in good standing under the laws of its respective jurisdiction of incorporation or organization, (B) each of the Company and the Co-Registrants has the necessary corporate or limited liability company power and due authorization, as applicable, and (C) the organizational or charter documents of each of the Company and the Co-Registrants are in full force and effect and have not been amended, restated, supplemented or otherwise altered, and there has been no authorization of any such amendment, restatement, supplement or other alteration, since the date hereof.
(c)The opinions expressed in paragraphs 1, 5, 6 and 7 above are subject to the qualification that the validity and binding effect of the Offered Securities, the Indentures, the Deposit Agreement, the Warrant Agreement, the Subscription Rights Agreement and the Units Agreement may be limited or affected by (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, receivership, moratorium or similar laws affecting the rights and remedies of creditors generally and (ii) general principles of equity exercisable in the discretion of a court (including without limitation obligations and standards of good faith, fair dealing, materiality and reasonableness and defenses relating to unconscionability or to impracticability or impossibility of performance).
(d)This opinion letter is limited to the matters expressly stated herein, and no opinions may be inferred or implied beyond the matters expressly stated herein.  The opinions expressed herein are rendered and speak only as of the date hereof and we specifically disclaim any responsibility to update such opinions subsequent to the date hereof or to advise you of subsequent developments affecting such opinions.
(e)The Guarantees, Deposit Agreement, the Warrants, the Warrant Agreement, the Subscription Rights, the Subscription Rights Agreement, the Units and the Units Agreement will be governed by the laws of the State of New York.
(f)We express no opinions concerning (i) the validity or enforceability of any provisions contained in the Indentures that purport to waive or not give effect to rights to notices, defenses, subrogation or other rights or benefits that cannot be effectively waived under applicable law or (ii) the enforceability of indemnification provisions to the extent they purport to relate to liabilities resulting from or based upon negligence or any violation of federal or state securities or blue sky laws.
We hereby consent to the filing of this opinion with the Commission as Exhibit 5.1 to the Registration Statement.  We also consent to the reference to our firm under the caption “Legal Matters” in the Prospectus forming

June 30, 2016

a part of the Registration Statement.  In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 and Section 17 of the Securities Act or the Rules and Regulations of the Commission promulgated thereunder.  This opinion is expressed as of the date hereof unless otherwise expressly stated and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law.
Very truly yours,
/s/ Winstead PC
Winstead PC

Exhibit 12.1
ABRAXAS PETROLEUM CORPORATION
COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
(in thousands, except ratios)

	Year Ended December 31,					Three Months Ended March 31, 2016
	2011	2012	2013	2014	2015
Earnings available before fixed charges:
Income (loss) before income taxes (1)	$13,666	$(18,481)	$46,841	$61,951	$(127,090)	$(40,880)
Interest expense, net	4,891	5,516	4,563	2,568	3,904	1,238
Deferred financing fees	1,762	937	1,367	934	643	164
Earnings available	$20,319	$(12,028)	$52,771	$65,453	$(122,543)	$(39,478)

Fixed charges:
Interest expense, net	$4,891	$5,516	$4,563	$2,568	$3,904	$1,238
Deferred financing fees	1,762	937	1,367	934	643	164
Fixed charges	$6,653	$6,453	$5,930	$3,502	$4,547	$1,402

Ratio of earnings to fixed charges	3.05x	(2)	8.90x	18.69x	(2)	(2)

Our earnings were inadequate to cover fixed charges in 2012 and 2015 by $18.5 million and $127.1 million, respectively, and for the three months ended March 31, 2016 by $40.9 million.
___________
(1)    From continuing operations
(2)    Earnings inadequate to cover fixed charges.

Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

Abraxas Petroleum Corporation
San Antonio, Texas
We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-3 of our reports dated March 15, 2016, relating to the consolidated financial statements and the effectiveness of Abraxas Petroleum Corporation’s internal control over financial reporting appearing in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ BDO USA, LLP

San Antonio, Texas
June 30, 2016

Exhibit 23.2

CONSENT OF DEGOLYER AND MACNAUGHTON
DEGOYLER AND MACNAUGHTON
5001 SPRING VALLEY ROAD
SUITE 800 EAST
DALLAS, TEXAS 75244
June 30, 2016
Abraxas Petroleum Corporation
18803 Meisner Drive
San Antonio, Texas 78258
Ladies and Gentlemen:
We hereby consent to the incorporation by reference of information taken from our “Appraisal Report as of December 31, 2015 on Certain Properties owned by Abraxas Petroleum Corporation,” “Appraisal Report as of December 31, 2014 on Certain Properties owned by Abraxas Petroleum Corporation,” and “Appraisal Report as of December 31, 2013 on Certain Properties owned by Abraxas Petroleum Corporation”, which appear under the sections “Item 1-Business General”, “Item 2-Properties”, “Primary Operating Areas”, and “Reserves Information” in the Abraxas Petroleum Corporation Annual Report on Form 10-K for the year ended December 31, 2015, and our letter report dated February 8, 2016, which appears in the Abraxas Petroleum Corporation Annual Report on Form 10-K for the year ended December 31, 2015 as Exhibit 99.1 and in the Registration Statement on Form S-3 of Abraxas Petroleum Corporation dated June 30, 2016.
Very truly yours,
/s/ DeGOLYER and MacNAUGHTON
DEGOYLER AND MACNAUGHTON
Texas Registered Engineering Firm F-716

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)
_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Shazia Flores
U.S. Bank National Association
5555 San Felipe Street, Suite 1150
Houston, TX 77056
(713) 235-9209
(Name, address and telephone number of agent for service)

Abraxas Petroleum Corporation
(Issuer with respect to the Securities)

Nevada	74-2584033
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18803 Meisner Drive San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

Senior Notes
(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of March 31, 2016 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, State of Texas on the 27th of June, 2016.

By:	/s/ Shazia Flores
Shazia Flores
Vice President

Exhibit 2

Exhibit 3

Exhibit 6

CONSENT
In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 27, 2016

By:	/s/ Shazia Flores
Shazia Flores
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
1.As of 3/31/2016

($000’s)

3/31/2016
Assets

Cash and Balances Due From         $ 10,947,868
Depository Institutions
Securities        106,681,861
Federal Funds        36,987
Loans & Lease Financing Receivables         263,697,563
Fixed Assets         5,196,349
Intangible Assets        12,814,361
Other Assets         23,828,774
Total Assets         $423,203,763

Liabilities
Deposits        $315,187,684
Fed Funds        1,383,186
Treasury Demand Notes        0
Trading Liabilities         1,570,792
Other Borrowed Money        44,382,132
Acceptances        0
Subordinated Notes and Debentures        3,800,000
Other Liabilities        12,270,761
Total Liabilities        $378,594,555

Equity
Common and Preferred Stock        18,200
Surplus         14,266,915
Undivided Profits        29,514,964
Minority Interest in Subsidiaries        809,129
Total Equity Capital        $44,609,208

Total Liabilities and Equity Capital        $423,203,763

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)
_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Shazia Flores
U.S. Bank National Association
5555 San Felipe Street, Suite 1150
Houston, TX 77056
(713) 235-9209
(Name, address and telephone number of agent for service)

Abraxas Petroleum Corporation
(Issuer with respect to the Securities)

Nevada	74-2584033
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

18803 Meisner Drive San Antonio, Texas	78258
(Address of Principal Executive Offices)	(Zip Code)

Subordinated Notes
(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business, attached as Exhibit 2.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, attached as Exhibit 3.

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of March 31, 2016 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

**	Incorporated by reference to Exhibit 25.1 to registration statement on form S-3ASR, Registration Number 333-199863 filed on November 5, 2014.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, State of Texas on the 27th of June, 2016.

By:	/s/ Shazia Flores
Shazia Flores
Vice President

Exhibit 2

Exhibit 3

Exhibit 6

CONSENT
In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 27, 2016

By:	/s/ Shazia Flores
Shazia Flores
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
2.As of 3/31/2016

($000’s)

3/31/2016
Assets

Cash and Balances Due From         $ 10,947,868
Depository Institutions
Securities        106,681,861
Federal Funds        36,987
Loans & Lease Financing Receivables         263,697,563
Fixed Assets         5,196,349
Intangible Assets        12,814,361
Other Assets         23,828,774
Total Assets         $423,203,763

Liabilities
Deposits        $315,187,684
Fed Funds        1,383,186
Treasury Demand Notes        0
Trading Liabilities         1,570,792
Other Borrowed Money        44,382,132
Acceptances        0
Subordinated Notes and Debentures        3,800,000
Other Liabilities        12,270,761
Total Liabilities        $378,594,555

Equity
Common and Preferred Stock        18,200
Surplus         14,266,915
Undivided Profits        29,514,964
Minority Interest in Subsidiaries        809,129
Total Equity Capital        $44,609,208

Total Liabilities and Equity Capital        $423,203,763